Exhibit 99.1

Zeta Appoints Williams-Sonoma Executive, Jeanine Barnett Silberblatt, to Board of Directors

NEW YORK, NY – June 15, 2022 -- Zeta Global (NYSE:ZETA), a cloud-based marketing technology company that empowers enterprises to acquire, grow, and retain customers more efficiently, today announced that it has appointed Williams-Sonoma executive, Jeanine Barnett Silberblatt, to the Zeta Board of Directors as a Class II director. The addition of Silberblatt expands Zeta’s board and enhances the Company’s governance as it enters its second year listed on the NYSE. Ms. Silberblatt will support Zeta’s long-term growth plan as the Company continues its commitment to help enterprises thrive in a rapidly changing digital ecosystem.

Silberblatt is a highly accomplished marketing leader. She has held a broad spectrum of senior positions at top consumer brands in retail and technology verticals, demonstrating expertise in AI-enabled business models, large-scale eCommerce businesses, and omnichannel retail. Currently serving as Vice President, eCommerce & Digital Marketing of Pottery Barn Teen at Williams-Sonoma Inc., Silberblatt leads all eCommerce and digital marketing initiatives. Prior to this, she was the Vice President, Merchandising & Brand Partnerships at Stockwell AI Inc., and has also held leadership positions at Reformation and Sears Holdings Corporation. Silberblatt started her career as a hedge fund investment analyst at UBS Global Asset Management.

“On behalf of Zeta, I am thrilled to welcome Jeanine to our Board of Directors,” said David A. Steinberg, Zeta’s Co-Founder, Chairman and CEO. “Jeanine’s deep experience and expertise in digital marketing for enterprise brands will be invaluable to us as we continue to innovate, strengthen our platform to help our customers grow, and build toward our Zeta 2025 plan. I look forward to partnering with her as we aim to create exceptional value for all of Zeta’s stakeholders.”

“Zeta is a very respected company with incredible growth opportunities ahead, and I am excited to partner with David and the leadership team on their bold vision to become the largest marketing cloud in the industry by 2025,” said Silberblatt. “As data and AI become critical components to all marketing strategies industry-wide, Zeta has tremendous potential to become a defining company of this digital marketing era.”

Silberblatt is also a Founding Member of Chief, a private network designed for senior women leaders to strengthen their leadership journey and serves on the board of Fashion Incubator San Francisco (FiSF), a non-profit incubator committed to turning fashion apparel designers into successful San Francisco entrepreneurs and employers. She holds a Bachelor of Science from Delaware State University and an MBA from Harvard Business School.

About Zeta

Zeta Global Holdings Corp. (NYSE:ZETA) is a leading data-driven, cloud-based marketing technology company that empowers enterprises to acquire, grow and retain customers more efficiently. The Company’s Zeta Marketing Platform (the “ZMP”) is the largest omnichannel marketing platform with identity data at its core. The ZMP analyzes billions of structured and unstructured data points to predict consumer intent by leveraging sophisticated artificial intelligence to personalize experiences at scale. Founded in 2007 by David A. Steinberg and John Sculley, the Company is headquartered in New York City. For more information, please go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including potential growth opportunities and market share in the marketing cloud industry. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: the impact of COVID-19 on the global economy, our customers, employees and business; potential fluctuations in our operating results, which could make our future operating results difficult to predict; our ability to innovate and make the right investment decisions in our product offerings and platform; our ability to attract and retain customers, including our scaled customers; our ability to manage our growth effectively; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; the impact of Company acquisitions on platform revenue; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contacts

Investor Relations

Scott Schmitz, SVP Investor Relations

ir@zetaglobal.com

Media Relations

Megan Rose, GVP Marketing Communications

press@zetaglobal.com